Notes Payable	3 Months Ended
Mar. 31, 2012
Notes to Financial Statements
Notes Payable
4.	Notes Payable

The Company was loaned $332,332 by family members of two former senior officers and directors of the Company. This loan was purchased by a non-related party during 2011. These loans are unsecured; bear interest at 12% per annum and due on demand. As at March 31, 2012 there was accrued interest of $158,554. This non-related party also purchased $30,400 of non-interest bearing debt owing to the former Chief Executive Officer and has paid certain expenses of the Company and has charged fees for services totaling $57,907 which is non-interest bearing, unsecured and due on demand.